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                                                                    Exhibit 10.4


                             2000 STOCK OPTION PLAN
                               FORM OF RESTRICTED
                            STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made between ____________________________________
(the "Purchaser") and Monolithic System Technology, Inc., a California corporation (the "Company"), as of __________________, 20__.

                                    RECITALS

         Pursuant to the exercise of the stock option granted to the Purchaser under the Company's 2000 Stock Option Plan and pursuant to the Stock Option Agreement (the "Option Agreement") dated ___________, 20___ by and between the Company and the Purchaser with respect to such grant, which Option Agreement is hereby incorporated by reference, the Purchaser has elected to purchase _________ shares of the Company's Common Stock of which ________ shares are not, as of the date hereof, vested under the vesting schedule set forth in the Notice of Option Grant attached to the Option Agreement, shares of the Company's Common Stock that are not vested under said vesting schedule as of the date of determination are referred to in this Agreement as "Unvested Shares." The Unvested Shares and the shares subject to the Option Agreement that have become vested are sometimes collectively referred to herein as the "Shares."

         As required by the Option Agreement, as a condition to the Purchaser's election to exercise the option, the Purchaser must execute and deliver this Restricted Stock Purchase Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

         2.       REPURCHASE OPTION.

                  (a) If the Purchaser's employment or consulting relationship with the Company is terminated for any reason, including without limitation, for cause or on the death or disability of the Purchaser (a "Termination"), the Company shall have the right and option to purchase from the Purchaser, or the Purchaser's personal representative, as the case may be, all or any part of the Purchaser's Unvested Shares as of the date of such termination at the price paid by the Purchaser for such Unvested Shares (the "Repurchase Option").

                  (b) Upon the occurrence of a Termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to the Purchaser (or his transferee or legal representative, as the case may be), within ninety (90) days of the Termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or

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certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

                  (c) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

         3.       TRANSFERABILITY OF THE SHARES; ESCROW.

                  (a) The Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares from the Purchaser to the Company.

                  (b) To insure the availability for delivery of the Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, the Purchaser hereby appoints the secretary, or any other person designated by the Company as escrow agent (either party, the "Escrow Agent"), as its attorney-in-fact to sell, assign and transfer unto the Company such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option. The Purchaser shall, upon execution of this Agreement, deliver and deposit with the Escrow Agent the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as EXHIBIT C-2. The Unvested Shares and stock assignment shall be held by the Escrow Agent in escrow, pursuant to the Joint Escrow Instructions of the Company and the Purchaser attached as EXHIBIT C-3 hereto, until the Company exercises its purchase right as provided in Section 1, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. Upon the vesting of all of the Unvested Shares, the Escrow Agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the Escrow Agent's possession belonging to the Purchaser, and the Escrow Agent shall be discharged of all further obligations hereunder; provided, however, that the Escrow Agent shall nevertheless retain such certificate or certificates as Escrow Agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

                  (c) Neither the Company nor the Escrow Agent shall be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

                  (d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares and shall acknowledge the same by signing a copy of this Agreement.

         3. MARKET STAND-OFF AGREEMENT. The Purchaser hereby agrees that, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, the Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; [provided, however, that such restriction shall only apply to the first registration


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statement of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.] The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

         4. OWNERSHIP, VOTING RIGHTS, DUTIES. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of the Purchaser, except as specifically provided herein.

         5. LEGENDS. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legends (in addition to any legend required under applicable state securities laws):

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.

         6. ADJUSTMENT FOR STOCK SPLIT. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

         7. NOTICES. Notices required hereunder shall be given in person or by registered mail to the address of the Purchaser shown on the records of the Company, and to the Company, at their respective principal executive offices.

         8. SURVIVAL OF TERMS. This Agreement shall apply to and bind the Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

         9. SECTION 83(b) ELECTIONS.

                  (a) ELECTION FOR UNVESTED SHARES PURCHASED PURSUANT TO NONQUALIFIED STOCK OPTIONS. The Purchaser hereby acknowledges that he or she has been informed that, with respect

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to the exercise of a nonqualified stock option for Unvested Shares, that unless an election is filed by the Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, WITHIN 30 DAYS of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Optionee, measured by the excess, if any, of the fair market value of the Shares, at the time the Company's Repurchase Option lapses over the purchase price for the Shares. The Optionee represents that the Optionee has consulted any tax consultant(s) the Optionee deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as EXHIBIT C-4 for reference.

               (b) ELECTION FOR UNVESTED SHARES PURCHASED PURSUANT TO INCENTIVE STOCK OPTIONS. The Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an incentive stock option for Unvested Shares, that unless an election is filed by the Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, WITHIN 30 DAYS of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of income to the Optionee, for alternative minimum tax purposes, measured by the excess, if any, of the fair market value of the Shares, at the time the Company's Repurchase Option lapses over the purchase price for the Shares. The Optionee represents that the Optionee has consulted any tax consultant(s) the Optionee deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) for alternative minimum tax purposes is attached hereto as EXHIBIT C-5 for reference.

         PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.

         10. REPRESENTATIONS. The Purchaser has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

         11. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with applicable state laws.

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         The Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. The Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

                                      * * *


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         IN WITNESS WHEREOF, this Restricted Stock Purchase Agreement is deemed made as of the date first set forth above.

                                    "COMPANY"

                                    MONOLITHIC SYSTEM TECHNOLOGY, INC.

                                    By:
                                       -------------------------------------
                                    Title:
                                          ----------------------------------

                                   "PURCHASER"

                                    ----------------------------------------
                                                  (Signature)

                                    ----------------------------------------
                                                  (Print Name)

                                    Address:
                                            --------------------------------

                                         -----------------------------------

                                    Soc. Sec. No.:
                                                  --------------------------

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